UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

On April 26th 2024 Regen Biopharma, Inc. ( the “Company”) entered into an agreement with Value Quest, Inc. ( “Value Quest Agreement”). Pursuant to the Value Quest Agreement Value Quest Inc. shall provide social media consulting services to the Company for a period of one year commencing on April 26, 2024.

Consideration to be paid to Value Quest, Inc. pursuant to the Value Quest Agreement shall be 20,068 shares of the Series A Preferred stock of the Company.

The foregoing description of the abovementioned Value Quest Agreement is not complete and is qualified in its entirety by reference to the text of the abovementioned agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Item 8.01 Other Events.

On April 26, 2024 the Company and BST Partners ( Sublessor) agreed to amend that sublease agreement (“Sublease Agreement”) entered into between the parties as follows:

The Company agreed that in addition to the base rent of $5,000 per month to be paid by the Company to Sublessor the Company shall also reimburse Sublessor for any and all shared expenses as such term is defined within the Sublease Agreement.

On January 13, 2022 the Company entered into the Sublease Agreement whereby the Company would sublet office space located at 4700 Spring Street, Suite 304, La Mesa, California 91942 from the Sublessor on a month to month basis for $5,000 per month beginning January 14, 2022.

BST Partners is controlled by David Koos who serves as the sole officer and director of Regen Biopharma, Inc.

The foregoing description of the abovementioned amendment and Sublease Agreement are not complete and are qualified in their entirety by reference to the text of the abovementioned amendment and Sublease Agreement which are attached to this Current Report on Form 8-K as Exhibit 10.2 and 10.3 and incorporated in this Item 8.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities

On April 26th 2024 Regen Biopharma, Inc. ( the “Company”) entered into an agreement with Value Quest, Inc. ( “Value Quest Agreement”). Pursuant to the Value Quest Agreement Value Quest Inc. shall provide social media consulting services to the Company for a period of one year commencing on April 26, 2024.

Consideration to be paid to Value Quest, Inc. pursuant to the Value Quest Agreement shall be 20,068 shares of the Series A Preferred stock of the Company.

The foregoing description of the abovementioned Value Quest Agreement is not complete and is qualified in its entirety by reference to the text of the abovementioned agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Agreement with Value Quest Inc.
Exhibit 10.2	Amendment to Sublease
Exhibit 10.3	Sublease Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: April 29, 2024	By: /s/ David Koos

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